Exhibit 32.2

AMERICAN SUPERCONDUCTOR CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of American Superconductor Corporation (the “Company”) for the period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, David A. Henry, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 5, 2015	By:	/s/ DAVID A. HENRY
David A. Henry
Chief Financial Officer